UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2026

ODYSSEY MARINE EXPLORATION, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-31895	84-1018684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 S. Hoover Blvd., Suite 210

Tampa, Florida 33609

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (813) 876-1776

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	OMEX	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Background Information

On April 8, 2026, Odyssey Marine Exploration, Inc. (the “Company”), a subsidiary of Odyssey (“Merger Sub”), and American Ocean Minerals Corporation (“AOM”), entered into an Agreement and Plan of Merger (as amended, the “Merger Agreement”) pursuant to which Merger Sub will merge with and into AOM, with AOM surviving the proposed merger and becoming a direct, wholly owned subsidiary of Odyssey (the “Merger”). The Company has filed a Registration Statement on Form S-4 (as amended, the “Registration Statement”) with respect to the issuance of shares of the Company’s common stock in connection with the Merger and related matters contemplated by the Merger Agreement. The Registration Statement was declared effective by the United States Securities and Exchange Commission (the “SEC”) on October 15, 2026. The Company expects to hold a special meeting of stockholders (the “Special Meeting”) on December 2, 2026, at which the Company’s stockholders will consider and vote upon the proposals described in the Registration Statement.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 15, 2026, the Company’s board of directors adopted and approved, subject to stockholder approval, a 2026 Equity Incentive Plan (the “2026 Plan”). A summary of the terms and conditions of the 2026 Plan is set forth in the Amendment No. 5 to the Registration Statement, as filed with the SEC on October 7, 2026, under the heading “Proposal No. 5—The Equity Plan Proposal.” Such summary is incorporated herein by reference. A proposal relating to the approval of the 2026 Plan will be considered and voted upon by the Company’s stockholders at the Special Meeting.

Item 8.01	Other Events.

On October 16, 2026, the Company issued a press release announcing that the Registration Statement was declared effective by the SEC at 4:30 Eastern Time on October 15, 2026, and that it intends to implement a 1-for-25 reverse stock split of its common stock on October 28, 2026, to holders of record as of the close of business on October 26, 2026. The Company’s common stock will begin trading on a reverse stock split—adjusted basis when the market opens on October 29, 2026. The reverse stock split was approved by the Company’s stockholders at the Annual Meeting of Stockholders on June 1, 2026.

A copy of the press release is attached hereto as Exhibit 99.1. The press release and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1†	2026 Equity Incentive Plan (incorporated by reference to Annex L to the Preliminary Proxy Statement/Prospectus contained in Amendment No. 5 to the Registration Statement on Form S-4 filed October 7, 2026).

99.1	Press release issued on October 16, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†	Management contract or compensatory plan.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements based upon Odyssey’s and AOM’s current expectations. This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by terminology such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “should,” “would,” “project,” “plan,” “expect,” “goal,” “seek,” “future,” “likely,” or the negative or plural of these words or similar expressions. These statements are only predictions. Odyssey and AOM have based these forward-looking statements largely on their then-current expectations and projections about future events, as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond each of Odyssey’s and AOM’s control, and actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: (i) the risk that the conditions to the closing or consummation of the proposed Merger are not satisfied, including the failure to obtain stockholder approval for the proposed Merger; (ii) uncertainties as to the timing of the consummation of the proposed Merger and the ability of each of Odyssey and AOM to consummate the transactions contemplated by the proposed Merger; (iii) risks related to Odyssey’s and AOM’s ability to correctly estimate their respective operating expenses and expenses associated with the proposed Merger, as applicable, as well as uncertainties regarding the impact any delay in the closing would have on the anticipated cash resources of the resulting combined company upon closing and other events and unanticipated spending and costs that could reduce the combined company’s cash resources; (iv) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the proposed Merger by either Odyssey or AOM; (v) the effect of the announcement or pendency of the proposed Merger on Odyssey’s or AOM’s business relationships, operating results, and business generally; (vi) costs related to the proposed Merger; (vii) the outcome of any legal proceedings that may be instituted against Odyssey, AOM, or any of their respective directors or officers related to the Merger Agreement or the transactions contemplated thereby; (viii) the ability of Odyssey or AOM to protect their respective intellectual property rights; (ix) competitive responses to the proposed Merger; (x) unexpected costs, charges or expenses resulting from the proposed Merger; (xi) whether the combined business of AOM and Odyssey will be successful; (xii) legislative, regulatory, political and economic developments; and (xiii) additional risks described in the “Risk Factors” section of Odyssey’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 31, 2026, as amended, and Odyssey’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2026, filed with the SEC on August 11, 2026. Additional assumptions, risks and uncertainties are described in detail in Odyssey’s registration statements, reports and other filings with the SEC, which are available on Odyssey’s website, and at www.sec.gov. Accordingly, you should not rely upon forward-looking statements as predictions of future events. Neither Odyssey nor AOM can assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made. Except as required by applicable law or regulation, Odyssey and AOM undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement.

Additional Information About the Proposed Merger and Where to Find It

This Current Report on Form 8-K does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This Current Report on Form 8-K relates to the proposed Merger. In connection with the proposed Merger, Odyssey has filed a Registration Statement on Form S-4, which includes a document that serves as a prospectus and proxy statement of Odyssey (the “proxy statement/prospectus”), and Odyssey has filed and will file other documents regarding the proposed Merger with the SEC. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING THE PROPOSED MERGER. A definitive proxy statement/prospectus will be sent to Odyssey’s stockholders. Investors and security holders will be able to obtain these documents (when available) free of charge from the SEC’s website at www.sec.gov. In addition, investors and stockholders should note that Odyssey communicates with investors and the public using its website (www.odysseymarine.com), the investor relations website (https://www.ir.odysseymarine.com) where anyone will be able to obtain free copies of the proxy statement/prospectus and other documents filed by Odyssey with the SEC, and stockholders are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed Merger. A copy of the proxy statement/prospectus may be obtained by contacting Odyssey’s proxy solicitor, Sodali & Co, at (203) 658-9400 or email at OMEX.info@investor.sodali.com.

Participants in the Solicitation

Odyssey, AOM, and their respective directors and executive officers and other members of management and employees and certain of their respective significant stockholders may be deemed to be participants in the solicitation of proxies from Odyssey and AOM stockholders in respect of the proposed Merger. Information about Odyssey’s directors and executive officers is available in Odyssey’s proxy statement, which was filed with the SEC on April 21, 2026, for the 2026 Annual Meeting of Stockholders, Odyssey’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2026, which was filed with the SEC on August 11, 2026. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holding or otherwise, is contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed Merger when they become available. Investors should read the proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from the SEC and Odyssey as indicated above.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ODYSSEY MARINE EXPLORATION, INC.

Dated: October 16, 2026	By:	/s/ Mark D. Gordon
Mark D. Gordon
Chief Executive Officer